UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
SECURITIES EXCHANGE ACT OF 1934

Date of Report September 5, 2002

HEALTHWATCH, INC.
(Exact Name of Small Business Issuer as Specified in Its Charter)

Minnesota	0-11476	84-0916792
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

1010 Huntcliff, Suite 1350, Atlanta, GA 30350
(Address of Principal Executive Offices)

(770) 518-2402
(Issuer’s Telephone Number, Including Area Code)

N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Item 6.
RESIGNATIONS OF REGISTRANT’S DIRECTORS

Effective August 28, 2002, Directors Robert Tucker, Lee Provow and Harold Blue have resigned from the Board of Directors.

Paul Harrison will remain as Chairman of the Board and CEO of Healthwatch.

SIGNATURES

In accordance with the Exchange Act, the registrant caused this report to be signed by the undersigned, thereunto duly authorized.

Date: September 5, 2002	HEALTHWATCH, INC. /s/ PAUL W. HARRISON Paul W. Harrison Chairman, President and Chief Executive Officer

Date: September 5, 2002	/s/ THOMAS C. RIDENOUR Thomas C. Ridenour Chief Financial Officer and Principal Accounting Officer

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